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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report - April 6, 2001

                                 AmeriKing, Inc.
            (Exact name of registrant as specified in its charter)


                                    Delaware
                          (State or other jurisdiction
                       of incorporation or organization)

                       2215 Enterprise Drive, Suite 1502
                             Westchester, Illinois
                    (Address of principal executive offices)

                                   36-3970707
                                (I.R.S. employer
                              identification no.)

                                     60154
                                   (Zip code)


        Registrant's telephone number, including area code 708-947-2150

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

     Effective March 31, 2001, Mr. Joel Aaseby, Chief Financial Officer, Corporate Secretary and a member of the Board of Directors of Ameriking, Inc. stepped down from the Board and resigned as Chief Financial Officer and Corporate Secretary of Ameriking, Inc. to assume the role of Vice President of Finance and Administration of Glazed Investments, LLC. Assuming the responsibilities of Mr. Aaseby, as Chief Financial Officer, at Ameriking, Inc. are Mr. Michael Nicholas, Senior Director of Finance and Mr. John Clark, Corporate Controller. No candidate has been named to replace Mr. Aaseby as Director.



                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Westchester, State of Illinois.


                                          Ameriking, Inc.

        April 6th, 2001                    /s/ Lawrence E. Jaro
     ---------------------------          -------------------------------------
     Date                                 Lawrence E. Jaro
                                          Managing Owner, Chairman and
                                          Chief Executive Office

        April 6th, 2001                    /s/ Augustus F. Hothorn
     ---------------------------          -------------------------------------
     Date                                 Augustus F. Hothorn
                                          President and Chief Operating Officer